UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2007

PARTNERS TRUST FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware 001-31277 75-2993918
(State or other jurisdiction (Commission (IRS Employer
of incorporation) File Number) Identification No.)

233 Genesee Street, Utica, New York 13501
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (315) 768-3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Rule 425, Rule 14a-12 and Instruction 2 to Rule 14d-2(b)(2)

Item 1.01. Entry into a Material Definitive Agreement.

Extension of John A. Zawadzki Employment Agreement

Pursuant to the terms of the employment agreement dated as of January 25, 2006 by and between Partners Trust Financial Group, Inc. (the "Company") and John A. Zawadzki, on March 28, 2007, the Board of Directors of the Company (the "Board") extended the term of Mr. Zawadzki's employment agreement for another 12-month period, ending on March 31, 2010. All other terms of Mr. Zawadzki's employment agreement, a copy of which was filed as exhibit 10.1 to the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC") on March 10, 2006, remain unchanged.

Extension of Steven A. Covert Employment Agreement

Pursuant to the terms of the employment agreement dated as of January 25, 2006 by and between the Company and Steven A. Covert, on March 28, 2007, the Board extended the term of Mr. Covert's employment agreement for another 12-month period, ending on March 31, 2010. All other terms of Mr. Covert's employment agreement, a copy of which was filed as exhibit 10.2 to the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC") on March 10, 2006, remain unchanged.

Extension of Richard F. Callahan Employment Agreement

Pursuant to the terms of the employment agreement dated as of January 25, 2006 by and between the Company and Richard F. Callahan, on March 28, 2007, the Board extended the term of Mr. Callahan's employment agreement for another 12-month period, ending on March 31, 2009. All other terms of Mr. Callahan's employment agreement, a copy of which was filed as exhibit 10.3 to the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC") on March 10, 2006, remain unchanged.

Extension of Daniel J. O'Toole Employment Agreement

Pursuant to the terms of the employment agreement dated as of January 25, 2006 by and between the Company and Daniel J. O'Toole, on March 28, 2007, the Board extended the term of Mr. O'Toole's employment agreement for another 12-month period, ending on March 31, 2009. All other terms of Mr. O'Toole's employment agreement, a copy of which was filed as exhibit 10.4 to the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC") on March 10, 2006, remain unchanged.

Extension of Amie Estrella Employment Agreement

Pursuant to the terms of the employment agreement dated as of September 27, 2006 by and between the Company and Amie Estrella, on March 28, 2007, the Board extended the term of Ms. Estrella's employment agreement for another 12-month period, ending on March 31, 2009. All other terms of Ms. Estrella's employment agreement, a copy of which was filed as exhibit 10.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission ("SEC") on September 28, 2006, remain unchanged.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARTNERS TRUST FINANCIAL GROUP, INC.
(Registrant)

/s/ Amie Estrella

Amie Estrella

Senior Vice President, Chief Financial Officer and Corporate Secretary

Date: April 3, 2007